EXECUTION VERSION

AMENDMENT NO. 1 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of August 13, 2013 (this “Amendment”), among TCPC Funding I, LLC, a Delaware limited liability company (the “Borrower”), Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”), Saratoga Funding Corp., LLC, as a conduit lender and as an uncommitted lender (the “Conduit Lender”), Deutsche Bank AG, New York Branch, as agent for the Lender Groups (the “Agent”) and as a committed lender (the “Committed Lender”) and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent are party to the Loan Financing and Servicing Agreement, dated as of May 15, 2013 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendment to Section 1.1 of the Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended by deleting each instance of the words “September 16, 2013” and inserting in lieu thereof “August 13, 2013” in the definition of “Facility Amount”.

SECTION 2.2. Amendment to Signature Pages to the Loan Agreement. The signature page of Deutsche Bank AG, New York Branch, as Committed Lender, on and after August 13, 2013 shall be replaced with its signature page hereto.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by the Borrower, the Collateral Agent, the Conduit Lender, the Agent, the Committed Lender and the Administrative Agent.

ARTICLE IV

Miscellaneous

SECTION 4.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 4.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 4.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 4.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

TCPC FUNDING I, LLC, as Borrower

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Loan Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as Collateral Custodian

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Loan Agreement]

SARATOGA FUNDING Corp., LLC, as Conduit Lender and as Uncommitted Lender

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Loan Agreement]

Commitment: $50,000,000	DEUTSCHE BANK AG, NEW YORK BRANCH, as an Agent and as a Committed Lender

By:
Name:
Title:

\

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Loan Agreement]